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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 30, 2003

                               GA FINANCIAL, INC.
                               ------------------
             (Exact name of Registrant as specified in its Charter)

 Delaware                        1-14154                 25-1780835
---------                        -------                 ----------
(State or other              (Commission File           (IRS Employer
jurisdiction of                  Number)                Identification No.)
incorporation)



4750 Clairton Boulevard, Pittsburgh, Pennsylvania           15236
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (412) 882-9946
                                                     --------------





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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
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      Exhibit 99.1    Press Release Dated April 30, 2003

ITEM 9.   REGULATION FD DISCLOSURE
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      On April 30, 2003, GA Financial,  Inc. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GA FINANCIAL, INC.


Date: May 1, 2003                   By: /s/ James V. Dionise
                                        ---------------------------------------
                                        James V. Dionise
                                        Chief Financial Officer and
                                         Corporate Secretary